EXHIBIT 10.1

Contract No. CEECZW2017-8-031-60

Consumer Electronics Exchange/Exhibition Center

Booth Lease Contract

目录

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The parties to this contract are as follows:

Lessor: Shenzhen International Consumer Electronics Exhibition and Trading Center Co., Ltd. (hereinafter referred to as “Party A”)

Address: Floor 10-11, LoftD District, Shenye Shangcheng, at the junction of Huanggang Road and Sungang West Road, Futian District, Shenzhen

Postal code: 518000

Legal representative: Zhang Jian

phone:

fax:

Lessee: Shenzhen Yeller Audio & Video Technology Co., LTD (hereinafter referred to as “Party B”)

Business license number / ID number:

address:

mailing address:

Postal code:

Legal representative:

phone:

fax:

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The booth of China International Consumer Electronics Exhibition and Trading Center leased by Party A is located at “Shenye Shangcheng” at the junction of Huanggang Road and Sungang West Road, Futian District, Shenzhen, including booth No. 8B-01, 8B-02, 8B-03, 8C-01, 8C-02, 8C-03, 8C-04, 8C-05, 8-05 on the 8th floor of China International Consumer Electronics Exhibition and Trading Center (hereinafter referred to as “CEEC booth” or “booth”). According to the relevant laws and regulations of the People’s Republic of China and the regulations of Shenzhen, regarding Party B’s lease of the CEEC booth for Party A’s activities and acceptance of Party A’s unified management matters, both Parties A and B agree to enter into the “China International Consumer Electronics Exhibition Trading Center Lease Contract” (hereinafter referred to as “this contract”) for mutual compliance on the basis of voluntariness, equality and mutual benefit.

Article 1 Definition

Unless otherwise stated, the following terms have the following meanings when used in this contract and attachments:

1.1 “This Contract” refers to the contract entered into by Party A and Party B, including the body of the contract, all attachments, and any written supplementary agreement made by both parties to amend this contract.

1.2 “CEEC” refers to China International Consumer Electronics Exhibition and Trading Center.

1.3 The “CEEC booth” or “booth” refers to the rental booth provided by Party B to Party A according to this contract.

1.4 “Exhibition Area” refers to the construction area of the booth rented by Party A to Party B in this contract.

1.5 “Rental Expenses” refers to expenses incurred due to the rental of booths.

1.6 “Comprehensive rental deposit” refers to the comprehensive deposit paid by Party B to Party A in accordance with this contract. This comprehensive deposit is not the rent prepaid by Party B, but only serves as a guarantee for Party B to perform the same obligations of this contract.

1.7 “Property Management Fee” refers to the necessary fees incurred in public security, cleanness, equipment and facilities operation, greening, maintenance, etc. and other expenses incurred by the public area itself during normal business hours, when Party A or the property management company designated by Party A maintain the normal operation of the entire CEEC.

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1.8 “Lease Commencement Date” refers to the day after the expiration of the rent-free decoration period of the booth

1.9 The “lease year” is the first lease year from the date of delivery to the day before the same day of the same month of the following year, and so on.

1.10 “Written form” means letters, faxes, emails, etc. that can tangibly represent the content contained.

1.11 “Yuan” means RMB.

1.12 “Month” and “Day” refer to month and day in calendar unless otherwise specified.

Article 2 Rental booth and booth rental period

2.1 According to the terms and conditions stipulated in this contract, the practical area of the booth rented by Party B to Party A is 649 square meters (usable area is subject to actual delivery), the floor occupancy rate of the booth is 60%, and the construction area of the booth is 1082 square meters.

2.2 The floor plan of the shell body of the booth is marked in Appendix I (schematic diagram of the booth position) of this contract. This label is only used for position determination and identification.

2.3 The booth area (calculated in terms of building area) is 1082 square meters. If Party B has any objection to the booth area, it should be raised before Party A delivers the booth, then measured by both parties, otherwise it will be deemed as no objection to the contracted area.

2.4 Party A reserves the right to make minor adjustments to the booth layout as necessary to reflect its specific site conditions and to meet the requirements of relevant government departments or agencies with no affection to the normal operation of Party B. the adjusted booth area shall be confirmed by both parties on the spot, and booth rent shall be adjusted accordingly.

2.5 During the lease period, Party A has the right to re-plan or adjust CEEC, or to renovate, repair or expand the booth according to the law or the requirements of the relevant government authorities. Party B shall cooperate with that. If Party B have to move out of the booth to another area, Party A shall notice Party B in writing one month in advance. For this, Party B shall cooperate unconditionally, and the costs incurred due to the relocation shall be reasonably shared by both parties after negotiation, and both parties shall re-sign the lease contract. If Party B refuses to accept it, Party A has the right to unilaterally terminate this contract without taking responsibility for breach of contract.

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2.6 During the contract period, Party B has the right to use the common parts of CEEC with all other tenants in CEEC according to its normal needs, including but not limited to buildings, passages, toilets, elevators, escalators, etc., but Party A has the right to adjust and reasonably restrict the use of the public part of CEEC according to the actual situation.

2.7 The lease period of the booth is 5 years (including rent-free decoration period): from the date of delivery to the day before the same day in the same month in 2022.

Article 3 Use of Booth

3.1 The booth is only for the display and trading purpose of Party B. The business type is high-end audio experience hall and the brand is Yeller. Party B should provide Party A with relevant intellectual property related certificates (including trademark registration certificate, patent collection, etc.) related to its business when signing the contract. If it is an agent brand, Party B should also submit a product agent authorization letter to Party A and conduct economic activities within the scope authorized by the brand agent. Without the written consent of Party A, Party B shall not change the business type or business brand, otherwise Party A shall have the right to terminate this contract and demand Party B to compensate the liquidated damages equivalent to three months’ rent.

3.2 If Party B uses the booth for other purposes beyond the agreed use of this contract, it must get written agreement of Party A, and go through the approval procedures for changing the purpose of the booth in accordance with relevant laws and regulations. Party A can provide necessary assistance as needed, but the required expenses shall be borne by Party B, otherwise Party A shall have the right to terminate this contract and demand Party B to compensate the liquidated damages equivalent to the three-month rent.

3.3 Party B must engage in business activities with proper and legal means, and must not conduct behaviors that affect Party A’s CEEC business and reputation.

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3.4 Party B shall not sell counterfeit and shoddy goods, prohibited goods or other acts in violation of laws, regulations and rules in the booth, and guarantee that Party A will not be subject to any third party complaints or claims because of the products or services provided by Party B in the booth.

3.5 Party B guarantees that during the lease period, it is the legal owner or legal license / grantee of the trademark “Yeller” (English for “Yeller”) and other related intellectual property rights of the goods / services it operates. Besides, the right is legal, and the source does not have any restrictions that affect the normal operation of the booth.

3.6 If Party A is ordered to assume the law first or undertake joint liability due to the defects in the rights mentioned in 3.5 above, Party A has the right to recover from Party B, and Party B shall bear all legal and economic responsibilities arising therefrom.

Article 4 Rent, Fees and Payment Methods

4.1 Rent

4.1.1 Party A and Party B agree that Party B shall pay Party A monthly rent in the following manner: The contract rent is calculated based on the agreed booth area, 100 yuan per square meter per month, and the total monthly basic rent is 108,200 yuan. The rental deposit RMB / yuan paid by Party A before the signing of this contract will be automatically converted into the rent payable by Party B from the date of signing this contract.

4.1.2 After negotiation between Party A and Party B, Party A grants Party B a rent exemption for 24 months during the contract period. The rent exemption method is: for the first 4 years of the contract period, the first to sixth month rents are exempted each year.

4.1.3 The payment of booth rent shall be paid to Party A on a quarterly basis (calculated as one quarter every three months from the date of renting), and Party B shall pay the first quarter (3 Months) rent when signing this contract.

4.1.4 In accordance with the principle of “pay before use”, Party B shall pay Party A’s booth rent and related fees on time. If the payment is overdue, it shall be executed in accordance with the provisions of Articles 14.1, 14.2, 14.6, 14, 7 of this contract.

4.2 Comprehensive rental deposit.

4.2.1 Party B shall pay Party A comprehensive lease deposit equivalent to three months’ rent. The comprehensive lease deposit is not the rent prepaid by Party B, but is only a guarantee for Party B to perform its obligations under this contract. Party B has no right to pay with the lease comprehensive deposit or offset any payment due by Party B.

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4.2.2 The rental deposit totals 324,600 yuan, Party B shall pay Party A within 5 days from the date of signing of this contract. Party A shall provide Party B with a corresponding full amount receipt within 5 days after confirming receipt of the rental comprehensive deposit paid by Party B.

4.2.3 If Party B violates or even fails to perform this contract during the lease and it causes loss or damage to Party A, within 7 days after Party A sends a written notice requesting Party B to correct these acts and compensate Party A for the loss, Party B refuses correct its actions and compensate Party A ‘s loss, Party A has the right to deduct the compensation directly from the rental comprehensive deposit (without affecting any other rights or remedies that Party A can exercise against Party B’s actions) to compensate Party A’s Loss or damages caused by Party B’s actions, but Party A shall notify Party B in writing within 3 days after the deduction. In any case, all the provisions of this clause will not affect or exclude Party A’s right to exercise any statutory or other remedies agreed by both parties.

4.2.4 Party A shall return to Party B the comprehensive lease deposit in interest-free within 30 days after the contract is terminated or Party B returns the booth to Party A, with all the rights, obligations and responsibilities arising from the lease of the booth completed by both parties.

4.3 Property management fees

4.3.1 Party B shall pay the property management fee from the date of delivery of the booth. The property management fee is calculated according to the booth area, and it is 35 yuan per square meter per month, and the monthly property management fee is 37,870 yuan. During the lease period, Party A has the right to adjust the property management fee according to the actual situation, but each adjustment needs to be notified to Party B in writing 30 days in advance, effective from the date the notification reaches Party B.

4.3.2 The property management fee for the first month and the last month is calculated as: the number of days actually rented by Party B in that month multiplied by the property management fee of the day of the month. Daily property management fee is the number of booths times the monthly property management fee per square meter divided by the actual number of days in the month.

4.4 Other expenses

4.4.1 Party B shall bear the telephone fees, network fees and other expenses related to the use of the booth. If Party A pays in advance on behalf of Party B, Party B needs to make the payment within 5 working days after Party A issues the corresponding payment notice to Party A in accordance with Article 4.5 of this contract.

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4.5 Party A and Party B agreed by consensus: Party B shall pay Party A the rent, property management fees and other fees payable to Party A in accordance with this contract. They can be deposited in the account specified by Party A by bank transfer, or paid by cheque that should be sent to Party A in the address of written notice. After verifying the receipt of the payment from Party B, Party A submits the corresponding invoice or receipt to Party B.

The receiving bank account designated by Party A is as follows:

Opening bank: Business Department of Shenzhen Branch of China Construction Bank

Beneficiary name: Shenzhen International Consumer Electronics Exhibition and Trading Center Co., Ltd.

Bank account number: 4425 0100 0034 0000 0817

Article 5 Delivery and acceptance of booths

5.1 Party A shall notify the delivery date of the booth in writing not later than October 31, 2017. Party B shall pay the rental comprehensive deposit, the first quarter rent and the first month property management fee according to the contract 5 working days before the booth delivery, otherwise, Party A has the right to postpone the delivery. But the rent-free decoration period counted from the delivery date stipulated in the contract will not be postponed.

5.2 Party A and Party B shall deliver / receive the booth in accordance with the agreed delivery booth standard. Upon delivery / reception, a handover certificate shall be signed. The delivery certificate shall specify the delivery booth standard and handover date. Once the handover credentials are signed, the delivery / reception obligations of both parties are completed immediately.

5.3 Party A shall provide Party B with the “Decoration Manual” at the time of delivery of the booth, explaining the status of the buildings rented by Party B, including the standard of decoration management fee collection, air conditioning, lighting, electricity, fire protection and other matters of use. Party B shall abide by the management regulations of the “Decoration Manual”. If Party A makes any amendments to the “Decoration Manual” in the future, Party B should also comply with the amendments after receiving the notice from Party A to Party B regarding these amendments.

5.4 Party B has the right to visit the booth site to check the existing facilities, conditions of the booth and the public part of CEEC in detail during the delivery period. Party B declares that it has inspected the booth on site before signing this contract, fully understands and is satisfied with the status of the booth and its existing decoration and facilities.

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5.5 When Party B accepts the booth, it should check the booth carefully and appropriately; if Party B believes that the booth does not conform to the booth delivery standard agreement or it is defective, it should be raised on the day of acceptance. If the objection raised by Party B is established, Party A shall complete the repair of the necessary parts within 15 working days. If Party B does not raise an objection on the aforementioned date, the delivery shall be deemed to comply with the contracted standards.

5.6 For reasons other than Party A, Party B did not go through the acceptance and handover procedures of the booth with Party A on the agreed delivery date, then it will be deemed that Party B has actually received the booth, and the rent-free decoration period will not be postponed. Party B shall pay according to normal delivery, and need to complete the corresponding procedures in a timely manner; Party A has the right to cancel the contract, recover the rental booth and the comprehensive rental deposit and other payments without return if the booth handover procedures are overdue for more than 15 days.

Article 6 Booth Decoration

6.1. Party B needs to submit a written application to Party A 15 days in advance for the decoration of the booth, and submit the written decoration design plans, drawings, design materials, engineering budget and construction instructions involved in the decoration, layout and attachment design after getting written consent from Party A. For Party B to carry out internal repairs, partitions, repairs, equipment installations or alterations on the booth, it must:

6.1.1 submit written reports to Party A in advance for joint review, including construction, decoration, related mechanical and electrical engineering, all interior design drawings, plane spacing, mechanical and electrical requirements, and the selection of various decoration materials in the booth (including the booth wall and its facade).

6.1.2 apply to the relevant department and obtain approval or permit if the above-mentioned decoration should be approved by the relevant government department according to regulations;

6.1.3 Ensure that such internal decoration, separation, construction, installation of equipment or improvements shall not affect the overall safety of CEEC structure and the normal business activities of other tenants; at the same time, Party B shall bear all consequences that may result from this series of activities.

6.1.4 Party B submits an application for internal decoration, separation, construction, installation of equipment or reconstruction of the booth. If Party A submits it to the relevant government department on behalf of Party B, Party B shall bear all the costs incurred in compliance with the provisions of this Article, and shall bear the sole responsibility for the the consequences of delays and losses caused by it if relevant departments reject to accept the application of modifying Party B’s decoration project;

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6.1.5 hire a construction unit with relevant qualifications approved by Party A to renovate the booth according to the relevant provisions of this contract, and bear all the costs arising therefrom if Party B carries out mechanical and electrical systems, fire protection systems, or other projects that may affect CEEC’s overall mechanical and electrical systems.

6.2 Party B shall complete the decoration project in accordance with the opinions of Party A’s reviewing of the drawings and the decoration methods, time approved by Party A.

6.3 After the opening of the booth, if Party B needs to modify or rebuild the booth, it shall submit a written plan to Party A for approval 10 days in advance. Party B shall not carry out any form of renovation works without obtaining the written consent of Party A, including but not limited to:

6.3.1 Build, install, remove or modify any firmware, partitions, buildings and facilities in the booth or any part of CEEC;

6.3.2 Modify, add or allow others to modify, add electrical facilities, air conditioning equipment, sewer pipes, fire / fire alarm monitoring or security systems;

6.3.3 Install or allow others to install any equipment or machinery that requires additional electricity, mains wiring / pipes, or electricity not measured by a submeter, or whose weight exceed the design load of the ground;

6.3.4 Install and insert nails on doors, windows, ceilings, walls, beams, floors, structural parts, sanitary facilities, air-conditioning equipment, fire / fire alarm monitoring equipment, or allow others to install nails, screws, metal hooks, Brackets or similar objects; shall not damage, drill, scratch or allow others to damage, drill, scratch the surface of the above items;

6.3.5 Lay or use any covering that may damage or penetrate the floor.

6.4 Unless the prior written consent of Party A is obtained, for the fire iron doors designated for installation by the Shenzhen Fire Department, Party B shall not modify the existing door locks, latches and assembly of the fire exit during the decoration, and shall not use sealed iron doors.

6.5 Party A has the right to regulate and manage Party B’s decoration, separation, construction, installation of equipment or reconstruction of the booth, including the entry and exit of Party B construction personnel, material transportation, construction safety, etc., to ensure the overall CEEC safe and smooth operation, and to avoid nuisance to users and tenants of other CEEC booths caused by the actions of Party B. Party B shall obey and actively cooperate with Party A’s norms and management.

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6.6 If Party B needs to carry out decoration construction within the business hours of CEEC due to special reasons, in addition to obtaining the written consent of Party A 3 working days in advance, it must also make a written guarantee on the following matters:

6.6.1 Do not use noise-prone equipment or tools, such as electric saws, knocking metals, paint that can produce odors, or produce dust, which may affect the normal business activities of CEEC and other booths.

6.6.2 Party B is obliged to inform, remind and supervise the construction personnel of Party B not enter any CEEC business area, passenger elevators in business hours, and enter and exit the logistics corridor within CEEC with good personal hygiene, not make the floor dirty or dusty. If the construction personnel of Party B violate the provisions of this Article, Party B shall bear the adverse consequences and responsibilities arising therefrom.

6.7 Party B must remove any substandard structures, buildings, partitions, and other alterations built by Party B at any time during the rental period in accordance with the requirements of the relevant government departments, and bear its own costs. Regardless of whether such structures, buildings, partitions and other alterations are established with the approval of Party A, Party A shall not be responsible for the losses suffered by Party B.

6.8 If Party B makes any construction on the booth, or installs any attachments, devices, attachments, even if such decoration, alteration or installation has been approved by Party A, Party A can still request Party B to cancel the contract or restore, remove such alterations, attachments, devices and attachments or any part thereof when terminating the return of the booth, and Party B shall bear all costs incurred as a result.

6.9 During the contract period, if Party A needs to modify, expand or renovate the booth for reasonable reasons, it shall notify Party B in writing 30 days in advance. And the specific plan will be resolved through consultation between both parties.

6.10 Party B shall promptly provide copies of the decoration contract, invoices, receipts and other documents proving the decoration value to Party A for backup, as a basis for judging the original value of Party B’s decoration.

6.11 Before carrying out renovation works, Party B shall ensure that the construction unit insures against all project risks and third-party liability insurance in accordance with relevant laws, requirements of the insurance company and the provisions of Party A. Party B must ensure that the construction unit carries out the construction in accordance with the requirements of the insurance company insured by Party A for public areas. The insurance clause must designate Party A as the first beneficiary.

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Article 7 Rent-free Decoration Period and Opening

7.1 Party B enjoys () days of rent-free decoration period, counting from the date of booth delivery. Party B shall open the business on the day after the rent-free decoration period expires.

7.2 During the rent-free decoration period, Party B does not need to pay the lease, but still has to bear the property management fees and government taxes and other expenses (such as water, electricity, and telephone fees) arising from decoration and business activities. If Party B opens during the rent-free decoration period, the rent and property management fee shall be calculated from the day after the rent-free decoration period expires. During the rent-free decoration period, if Party B cancels the lease without authorization due to laws, regulations and the circumstances stipulated in the contract, and its actions indicate that it will not perform the contract, or Party A terminates this contract due to Party B’s reasons, Party B shall assume the liability according to article 14.5, 14.6, 14.7, as well as pay the rental costs in accordance with the time the booth is actually occupied calculated by the daily basic rent plus the daily property management fee of the first lease year.

7.3 Party B shall pay the decoration deposit and decoration garbage transportation fee to Party A in accordance with the provisions of the Decoration Manual (including any amendments made by Party A with the same context) before the decoration. If Party B does not violate this contract and the relevant decoration regulations, Party A shall return the decoration deposit to Party B without interest within 30 days after acceptance by the fire department and Party A.

7.4 If, Party B has not entered the site and started renovation works within 15 days from the date of delivery of the booth, Party A has the right to cancel this contract, recover the booth and confiscate the various deposits. And for other payments Party B has paid but not enough to compensate Party A’s loss, Party A still has the right to recover.

7.5 During the construction process, Party B shall abide by the relevant regulations of Party A, and Party A has the right to supervise the decoration work of Party B. Party B shall construct according to the drawings approved by Party A and relevant government authorities, and hire staff with relevant construction qualifications to carry out the construction. With the written consent of Party A and relevant government departments, Party B shall not modify the approved construction drawings without authorization. Party B shall complete the decoration project before the end of the rent-free decoration period and get acceptance by the fire department and Party A.

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7.6 Due to Party B, if the booth cannot be completed in renovation and decoration and open after the expiration of the rent-free decoration period, Party B must submit a written application to Party A to extend the decoration period. Party A can continue to renovate within the time specified by Party A with written consent of Party B. Party B shall continue to pay other actual expenses incurred in property management, and shall pay Party A the basic rent and property management fees from the day after the expiration of the rent-free renovation period.

7.7 If Party B is still unable to complete the decoration and start business within the time specified by Party A or the extension date agreed by Party A, Party A has the right to terminate this contract, recover the booth, and will not refund the rental comprehensive deposit and other payment. Party B shall pay the basic rent and property management fees as agreed in the contract, and shall bear the liability for breach of contract, and shall not have the right to request Party A to compensate any decoration costs, or make any requirements, claims, and compensation. After the contract is cancelled, Party B shall also bear the expenses paid by Party A for cleaning up the decoration made by Party B.

7.8 If Party B stops the decoration for more than 20 days during the rent-free decoration period for its own reason, Party B’s rent-free decoration period may be extended accordingly.

7.9 Party B shall start business on the lease starting date stipulated in this contract, and shall submit to Party A a tripartite “Confirmation Letter on Opening Business” on the day of opening. If the opening time needs to be changed, Party B shall submit a written application to Party A 5 days in advance and obtain written approval from Party A.

Article 8 Repair of Booth

8.1 During the use of the booth, if the facilities provided by Party A are damaged to have safety problem, and it’s not caused by Party B, Party B shall notify Party A in time and take effective measures to prevent the more loss. Party A shall arrange maintenance as soon as possible after receiving notification from Party B. However, for the glass partitions (including glass doors and hardware) or rolling gates of the booth, regardless of whether they are included in the delivery conditions provided by Party A, if there is any failure or damage during the rental period, Party B shall bear the responsibility for maintenance.

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8.2 During the lease period, Party B shall normally use and take care of all the facilities inside the booth, including but not limited to floors, walls, elevators, all storefronts, doors and windows, electrical facilities, water supply and drainage facilities, firefighting facilities, air conditioning facilities, lines cables and pipelines, etc., and ensure that they are in a state of normal use for rental.

8.3 During the rental period, in addition to the provisions of Article 8.1 of this contract, if the booth and its internal facilities fail or cause damage during normal use, Party B shall be responsible for timely maintenance.

8.4 During the lease period, Party A shall make every effort to ensure that the booth roof, walls, main water supply pipes and power cables are in compliance with the national safety regulations.

8.5 During the lease period, Party A shall make its best efforts to ensure that the elevators, fire / fire alarm monitoring systems, air conditioning systems and other various facilities installed by Party A are in good working condition.

8.6 During the lease period, Party A has the right to enter the booth to inspect the maintenance status of the booth, check the operation of the electrical, water supply and drainage equipment in the booth, and carry out necessary repairs and maintenance work. However, before Party A carries out maintenance work, it should notify Party B in advance in writing, and choose an appropriate time to avoid affecting Party B’s normal business activities.

8.7 During the lease period, Party A may enter the booth without notice in the event of an emergency such as a fire. Party A does not need to compensate Party B for the damage caused by entering the booth forcibly.

8.8 No matter whether Party B purchases the corresponding insurance, or whether the window or glass of the booth is broken or damaged due to Party B’s negligence, or due to reasons beyond Party B’s control, Party B must pay or reimburse Party A for the replacement of the booth and all costs incurred by all broken windows and glazing during this process.

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8.9 Party B must compensate for the loss and damage caused by the following acts and events. Such compensation includes but is not limited to any repairs and maintenance costs, as well as any expenses caused by any other party’s claims of money or interest from Party A and all expenses incurred by Party A claiming Party B (including lawyer fees calculated according to the standards published by the Guangdong Lawyers Association):

8.9.1 Loss and damage of Party A and any other person or items caused by malfunction, disrepair, or danger of any electrical devices, electrical appliances, wires, etc. in the booth;

8.9.2 Loss of Party A and any other person or items caused by the blockage, damage or stoppage of the booth water pipes, pipeline toilets and appliances due to Party B;

8.9.3 Loss and damage of Party A and any other person or items caused by the smoke spreads in the booth or any source of water (including storm or rain) leaks or overflows in the booth due to Party B.

8.9.4 The damage of Party A and any other person or items due to the collapse, and fall of the shelving and hanging objects in the booth (including the partition of the booth rental line), caused by Party B.

Article 9 Operatation Terms

9.1 Party B shall promptly declare and handle various business licenses in compliance with the national regulations or relevant regulations of Shenzhen Municipal Government, including but not limited to booth business license, tax registration certificate (national tax and local tax), environmental protection inspection certificate, and health license (if necessary), entertainment business license (if necessary), commercial performance license (if necessary), and various certificates and authorization certificates for authorized business operations. And Party B shall submit a copy (with the official seal of Party B) to Party A before starting business. For example, if the certificate is in the process: a copy of the certificate receipt should be submitted, and a copy of the certificate should be presented to Party A after obtaining the official certificate (with the official seal of Party B). If Party B fails to provide legal and valid documents before the start of business, Party A has the right to terminate this contract with written notification. In this case, Party B shall bear the responsibility for contract termination in accordance with Article 14.7 Liability for breach of contract.

9.2 Party B shall operate at the time specified by Party A.

9.3 CEEC business hours: refer to the business operation hours of Shenye Shangcheng. (The operating hours during statutory holidays will be notified by Party A). Party A can adjust the business hours uniformly according to the actual needs of the market. Party B should obey Party A’s arrangements for CEEC business hours. It must not suspend business in whole or in part during business hours without reasons, or evacuate its stationed personnel or commodities.

9.4 Party B shall cooperate with Party A on the timing of the promotion activities for the entire CEEC, including but not limited to: Party A will adjust the business hours of the CEEC day as appropriate in case of a specific festival day; Party A’s unified requirements for the timing of festive decoration arrangements.

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9.5 The prices of goods or services provided by Party B must be clearly marked, and the setting of the prices of goods or services and the marking of the goods shall not violate the relevant laws, regulations and rules of the People’s Republic of China and Shenzhen Municipal People’s Government.

9.6 Party B shall ensure that the supply of goods in the booth is sufficient to avoid goods being sold out.

9.7 If consumers directly submit to Party A for repairs, replacements, returns, or other legitimate and reasonable requests due to quality of goods or services of Party B, Party A shall notify Party B and coordinate Party B to actively handle consumer needs. If Party B refuses to deal with it or delay, Party A has the right to make a return or other reasonable decision directly according to the specific situation, and Party B shall bear the relevant costs.

9.8 Party B must carry out legal business activities abiding by the regulations of relevant departments, and shall not sell illegal or prohibited goods, nor shall Party B permit, cover up, or condone customers to use or consume illegal or prohibited items in the business area, or engaging in illegal activities.

9.9 In the course of operation, if Party B has been complained more than three times (including three times) by the customer with substantial evidence, Party A has the right to punish in accordance with the operation management regulations. If any losses are caused to the customer, Party B shall bear all of them.

9.10 Without Party A’s written approval or consent, Party B shall not play music inside or outside the booth. Party B shall be subject to the unified management of Party A to play music, so as not to affect other booth business activities or make an unpleasant impact on customers.

9.11 When Party B moves the equipment and goods in the booth from CEEC, it should obtain written approval or consent from Party A; Party A has the right to refuse if Party B has not paid the booth rent and property management fees, and the costs in the contract,.

9.12 Without the written approval or consent of Party A, Party B shall not replace the advertising light box screen facing the public channel or add any advertising light box. The identification of public areas, including all indoor and outdoor safety, emergency, instructions or publicity signs, shall be provided by Party A. If Party B has special requirements for the logo setting, it needs to submit a written declaration to Party A. It will be arranged by Party A after its agreement, but the resulting fees shall be borne by Party B.

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9.13 Party B may only install and display the advertising signs and signboards intended for the booth leased to Party B according to the form approved by Party A in advance (including fonts, colors, sizes, designs and other requirements) and at the location designated by Party A. Such advertising signs and signboards shall be produced or arranged by Party A or the contractor designated by Party A, and Party B shall bear the relevant costs. If such advertising signs or signboards require the approval of relevant government departments, Party B shall be responsible for all procedures and all expenses incurred.

9.14 Even if the aforementioned signs, nameplates, advertising signs and signboards are produced and arranged by Party A or the contractor designated by Party A, Party B is still responsible for direct acceptance, storage and maintenance of the production, arrangements and installation of such signs, nameplates, advertising signs and signboards, etc. Party B shall bear all responsibility for all losses directly or indirectly caused by the installation, use or removal of the above-mentioned signs, nameplates, advertising signs and signboards or the design or installation defects or negligence of the signs, nameplates, advertising signs and signboards themselves (Including liability for compensation). Party B shall also bear the maintenance costs of the above-mentioned signs, nameplates, advertising signs and signboards.

9.15 Party A has the right to request Party B to replace the signs, nameplates, advertising signs and signboards according to the business needs of the entire project or the requirements of the relevant government departments. The replaced signs, nameplates, advertising signs and signboards shall still be manufactured and arranged in accordance with the foregoing provisions of this article. All costs incurred due to replacement will still be borne by Party B.

9.16 If Party B needs to place any business equipment and facilities or conduct any form of marketing and promotion activities beyond the boundaries of the booth, it must submit a written application to Party A in advance, thenParty A will arrange it in a unified manner.

9.17 In order to maintain the overall image of CEEC, Party B agrees that Party A has the right to request Party B to adjust any improper advertising labels affixed to the leased glass windows and doors.

9.18 During the lease period, without the prior written permission of Party A, Party B shall not arbitrarily use the name and logo of CEEC in its external publicity, advertisement display, and promotion activities, and shall not affect the overall image of CEEC, except as a geographical indication.

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9.19 Party B shall design and arrange the storefront and display counter of the leased booth in the style and specifications agreed by Party A, so that the storefront of the leased booth and the display of all the display cabinets meet the requirements of high-level commercial projects at all times. After receiving the written notice (if any) of Party A’s suggestion for modification, Party B shall immediately change or replace the relevant furnishings.

Article 10 Property Management

10.1 Party B agrees and accepts the following arrangements: Party A is responsible for all property management matters in the public areas of CEEC, and Party B pays property management fees; if CEEC property management services are provided by a property company entrusted by Party A, Party B shall also pay Party A The property management fee settled by Party A and the property company.

10.2 Party A reserves the right to formulate, introduce, modify, and repeal any rules and regulations that it deems necessary to operate and maintain CEEC as a first-class consumer electronics display trading center. These rules and regulations shall come into effect after Party A gives written notice to Party B, but these rules and regulations shall not be made specifically for Party B, and shall not infringe on the legal rights and interests of Party B.

10.3 Party B shall abide by the “Merchant Manual” and the “Property Management Manual” designated by Party A or the property management party designated by Party A for better CEEC property management; the “Property Management Manual” will be effective immediately after Party B gets the written notification or it’s the publicized on the full position of the building where the booth is located.

Article 11 Renewal

11.1 If the lease term of this contract expires and Party B needs to continue to rent the booth, it should submit a written renewal request to Party A three months before the lease term expires. If Party B can’t submit renewal requirement in aforementioned time, then it means that Party B give up leasing priority of the booth. If both Party A and B agree on the renewal of the lease, the contract shall be re-signed.

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11.2 If Party B does not apply to Party A for the renewal of the lease within the time limit stipulated in this contract, Party A has the right to bring any potential tenants or related persons to inspect the booth within all reasonable time of 2 months before the lease term expires with advanced notification. Party B shall not obstruct it. But Party A shall not interfere with Party B’s normal business activities.

Article 12 Return of booth

12.1 Date of return and Scope of application

12.1.1 Party B shall return the booth on the expiration date of the lease term stipulated in this contract.

12.1.2 Either Party A or Party B unilaterally terminate the contract in accordance with the provisions of this contract or laws and regulations, or due to force majeure or unexpected events and other reasons that lead to the termination or termination of this contract in advance, then Party B shall return the booth on the termination date of the contract or within 5 days from the termination date.

12.2 Return status and attribution of decoration and ancillary facilities / equipment.

12.2.1 When the contract is terminated or rescinded (for whatever reason), Party A has the right to request Party B to return the booth in one of the following two ways. Party A owns the equipment, facilities or decoration that Party A agrees to retain, Party B don’t need to compensate Party A anything.

12.2.1.1 Party B will move all chattel property out of the booth at its own expense, and make the situation when the booth is returned consistent with the situation during the last normal business hours of Party B; if the decoration or auxiliary facilities / equipment of the booth are damaged due to Party B, Party B shall compensate Party A for the losses caused thereby;

12.2.1.2 Party B will remove all the items in the booth at its own expense and restore the booth to the state when the booth was delivered (except for the wear and tear caused by normal use approved by Party A).

12.2.2 If the booth situation at the time of the return does not comply with the provisions of the preceding paragraph, Party A has the right to request Party B to take all measures to make the status of the booth comply with the provisions of the preceding paragraph. Party B is responsible for all costs.

12.3 Return, Inspection and Acceptance

12.3.1 Party A shall inspect the booth in accordance with the generally reasonable standards and the provisions of Article 12.2 of this contract.

12.3.2 Under the circumstances stipulated in Article 12.2 of this contract, Party A and Party B shall sign a triple handover list. Once the return list is signed, Party B’s obligation to exchange booths will be completed.

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12.4 Consequences of late return:

12.4.1 If Party B does not return the booth in accordance with the provisions of Article 12.1 of this contract, and fails to return the booth as agreed upon after written notification by Party A, Party A has the right to recover the booth by the following methods:

12.4.1.1 Party A shall, by itself or entrust others, remove all movable property from the booth and dispose itself. The proceeds from the disposal of movable property, decoration of the booth and all ancillary facilities / equipment shall belong to Party A, and Party A shall not be required to compensate Party B.

12.4.1.2 Party A shall, by itself or by entrusting others, move all movable property in the booth, and dismantle all decoration and auxiliary equipment / facilities there. Party B shall bear all expenses and expenses arising therefrom.

12.4.2 Party B shall also bear all the default payments in accordance with Article 14.5 of the contract.

Article 13 Party A’s liability for breach of contract

13.1 If Party A delivers the booth overdue, the lease starting date shall be postponed accordingly to the number of delayed delivery days.

13.2 During the lease period, Party A shall bear the liability for compensation if it fails to perform the maintenance responsibilities agreed in this contract in a timely manner, resulting in damage to the booth, causing Party B’s property damage or personal injury.

13.3 During the lease period, if one of the following circumstances happens, Party B has the right to unilaterally terminate this contract:

13.3.1 Party A fails to deliver the booth to Party B within the time agreed in this contract for more than 90 days.

13.3.2 Party A violated the provisions of this contract, which prevents Party B from continuing to use the booth according to the purpose agreed in the contract.

13.3.3 There is a major safety problem in the main body structure of the booth provided by Party A. This problem has not been resolved after repaired, which prevents Party B from continuing to use the booth as agreed in the contract.

13.3.4 Party A goes bankrupt or decides that it cannot continue to use the booth according to the contract.

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13.3.5 Due to Party A, the booth was sealed up due to the compulsory execution by the people’s court.

13.3.6 Party B is unable to operate normally for more than 30 consecutive days due to Party A’s operations and property maintenance.

13.3.7 Other conditions that allow Party B to unilaterally terminate the contract according to the provisions of laws and regulations or other provisions of this contract.

13.4 If Party B unilaterally terminates the contract in accordance with Article 13.3 of this contract, it shall notify Party A in writing in advance and move out of the booth on the date agreed in the contract. After the contract is cancelled, Party A will return the rental comprehensive deposit to Party B.

Article 14 Party B’s liability for breach of contract

14.1 During the lease period, if Party B pays the lease overdue (including the lease comprehensive deposit), Party A shall pay a late fee of 2% to the overdue payment for each late day.

14.2 During the lease period, if Party B pays the property management fee overdue, Party A shall pay a late fee to Party A at 2% of the overdue delivery amount for each day after the due date.

14.3 Party B shall pay the rental comprehensive deposit at the time agreed in the contract. If Party B pay the lease comprehensive deposit overdue for more than 10 working days, Party A has the right to cancel the contract and recover the booth, and request Party B to pay three times the monthly basic lease amount of the first lease year as a penalty; If it is insufficient to compensate Party A for losses, Party B shall make up for it.

14.4 After the signing of the contract, if Party B terminates or terminates the contract without authorization due to laws, regulations and the circumstances stipulated in this contract, the comprehensive lease deposit shall be confiscated by Party A; If it is insufficient to compensate Party A for losses, Party B shall make up for it.

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14.5 For the situation that the contract is terminated or rescinded (regardless of any reason), if Party B returns the booth overdue, Party A has the right to take back the booth forcibly, and Party B shall bear any losses. On each overdue day, in addition to paying the property management fee, Party B shall also pay three times the daily basic rent as breach of contract royalties to Party A in accordance with the contract to terminate or cancel the lease until Party B returns the booth or Party A recover the booth in accordance with Article 12.4 of this contract. Party B shall compensate Party A if Party A can’t be due to deliver the booth to the new tenant, need to pay penalty, intermediary fees or other loss caused.

14.6 If Party B has any of the following behaviors, Party A has the right to terminate this contract unilaterally, recover the booth, and confiscate the comprehensive rental deposit. If Party A does not rescind this contract, Party A still has the right to require Party B to assume responsibility for breach of contract:

14.6.1 Unauthorized subletting, lending, transfer or exchange booths to others.

14.6.2 Unauthorized change of the use of the booth as stipulated in this contract, or conducting illegal activities.

14.6.3 Without the written consent of Party A, the brand and type of business are changed without authorization.

14.6.4 Without the consent of Party A, Party A dismantle and modify without authorization, severely destroying the main structure, fire protection system and air conditioning system.

14.6.5 The default payment of rent exceeds 20 days (including 20 days).

14.6.6 Party B goes bankrupt or goes through liquidation procedures, except for liquidation due to reorganization or merger.

14.6.7 Because of Party B, the booth was sealed up due to the compulsory execution by the people’s court.

14.6.8 Other situations where laws, regulations or other terms of this contract allow Party A to unilaterally terminate the contract in advance.

14.7 Both parties agree that if Party B has one of the following behaviors, Party A has the right to cancel this contract unilaterally. After the contract is cancelled, Party A will recover the booth and confiscate the comprehensive rental deposit. If Party A does not rescind this contract, it still has the right to require Party B to assume responsibility for breach of contract:

14.7.1 The property management fee in arrears exceeds 30 days (including 30 days).

14.7.2 Without the written consent of Party A, Party B interrupts or ceases its business activities for more than 3 days (including 3 days).

14.7.3 Party B violates the provisions of this contract and does not assume maintenance responsibility or pay maintenance costs, causing serious damage to the booth or equipment.

14.7.4 Without the written consent of Party A, Party A renovate and dismantle the structure of the booth, damaging the booth. After written notification from Party A, it has not been corrected and repaired within the limited time.

14.7.5 Violation of the provisions of this contract, CEEC operation management and other relevant provisions, which have not been corrected within the time limit specified by Party A. And it has been warned in writing by Party A for more than three times (including three times), unless otherwise agreed in this contract.

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14.7.6 Other situations where laws, regulations or other terms of this contract allow Party A to unilaterally terminate the contract in advance.

14.8 If Party B fails to pay off one of the rental fees within the specified time, and still has not paid it after written notice from Party A, Party A has the right to stop supplying electricity, water and any services until Party B has paid the fees due. Party B shall bear the losses. During the period that Party A stops supplying electricity, water and any services to the booth due to the above reasons, Party B’s obligation to pay rent and related fees in accordance with the contract cannot be waived.

14.9 If Party A terminates this contract unilaterally in accordance with Articles 14.6 and 14.7 of this contract, Party B shall return the booth in accordance with the provisions of Article 12.1.2 or the time notified by Party A. Otherwise, Party A shall have the right to take back the booth comply with Article 12.4 Party B agreed to, and the resulting losses shall be borne by Party B.

14.10 Party A issued a notice of early termination of the contract to Party B in accordance with this contract, indicating that Party A exercised the right granted by this contract to recover the booth in advance, and Party A has the right to fully exercised the right. And Party A can exercise this right without entering the booth.

14.11 For all expenses and fees (including lawyers, arbitration, security fees, etc.) and other costs (including interest) caused by Party A for urging rent from Party B, and all expenses arising from the exercise of any other rights under this contract, they are borne by Party B, and Party A has the right to recover such expenses and fees from Party B.

14.12 Any consent given by Party A to Party B only constitutes Party A’s consent to a particular event, and does not constitute a waiver of prosecution or waiver of the execution of any clause of this contract, nor shall it be construed that Party A waives the requests to obtain its special consent in the same type of event, unless Party A expresses it in writing.

14.13 If Party B violates the provisions of Articles 3.5 and 3.6 of this contract, regardless of whether Party B actually paid compensation or imposed a fine, Party A has the right to unilaterally terminate this contract, recover the booth, and pursue Party B’s liability for related damages.

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Article 15 Force Majeure

15.1 “Force Majeure” refers to an event that the parties to this contract cannot reasonably control, unforeseeable, or unavoidable, and this event hinders, affects, or delays any party from performing all or part of its obligations under this contract. This event includes but is not limited to earthquakes, typhoons, floods, fires or other natural disasters, wars or any other similar events.

15.2 The party that suffered the force majeure event may temporarily suspend the performance of its obligations under this contract until the impact of the force majeure event is eliminated, and no liability for breach of contract is required for this;

15.3 The party subject to force majeure shall provide the other party with legal evidence issued by a notary agency (or other appropriate agency) in the area where the event occurred to prove the force majeure event. responsibility.

Article 16 Alteration, Cancellation and Termination of contracts

16.1 During the lease period, if Party B evaluates the monthly ranking of the same category of booths on the floor of the booth for three consecutive months within the bottom three, Party A has the right to cancel the contract unilaterally. If the contract is terminated, Party B shall settle the lease fee with Party A, and return the booth according to the provisions of Article 12 of this contract, and Party A shall not be required to refund the rental comprehensive deposit paid by Party B. If Party A terminates the contract, it has the right to request Party B to make rectifications, and Party B must cooperate. The rectifications include reducing the booth area, adjusting the operating brand, and expanding the marketing scale.

16.2 Unless otherwise agreed in this contract or agreed in writing by both parties, during the lease period, neither Party A nor Party B shall change, terminate or terminate this contract without authorization.

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16.3 Except for other situations that can be terminated and terminated in advance in this contract, both parties A and B agree that within one of the following circumstances within the lease term, this contract will naturally terminate, and both parties will not be liable:

16.3.1 The land use rights within the scope of the booth occupied were withdrawn in advance according to law;

16.3.2 booths were levied and requisitioned according to law due to public interests;

16.3.3 Booths are included in the scope of house demolition permits due to urban construction needs;

16.4 After the termination or cancellation of this contract (for whatever reason), Party B shall return the booth to Party A according to the contract, and at the same time, the party with fault shall also bear the corresponding liability for breach of contract according to the contract.

16.5 When this contract is terminated or terminated (for whatever reason), Party B shall complete the cancellation or removal procedures for the business license, tax registration and other licenses related to the subject matter of the contract lease within 30 days from the date of termination or termination of the contract; Otherwise, Party B shall pay the liquidated damages to Party A at the standard of three times the monthly basic rent and the total property management fee in the current lease year, and Ju should cancel or move out within the time specified by Party A.

Article 17 Commitment and Guarantee of both Parties

17.1 Party A and Party B declare, promise and guarantee each other as follows:

17.1 Both Parties have the right to sign this contract and have the ability to carry out its obligations under this contract; Both will sign all necessary documents and take all necessary actions to make the terms of this contract perform smoothly.

17.1.2 Except as otherwise stipulated in this contract, the signing and performance of this contract will not result in violation, cancellation or termination of any terms and conditions of any agreement, commitment or other official documents, or constitute any agreement, commitment or other default contracts under the normal document; nor will it violates any court’s judgment or ruling, or any regulatory agency or government organization’s decision.

17.2 Party A declares, promises and guarantees the following to Party B:

17.2.1 On the premise that Party B pays the rent, property management fee and performs all the obligations, commitments, regulations, etc. under this contract, Party B has the right to use the booth legally within the lease period, without intrusion from Party A or others on its behalf.

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17.2.2 Party A will do its utmost and take all reasonable measures to ensure the smooth operation of Party B’s legal business activities.

17.3 Party B declares, promises and guarantees the following to Party A:

17.3.1 Party B shall bear all liabilities for breach of contract, compensation and any other legal liabilities due to any loss caused by Party A due to violation or violation of relevant Chinese laws and regulations by one party.

17.3.2 Party B will carry out business activities in a legal, reasonable and fair manner to maintain the reputation and reputation of Party A and CEEC.

17.3.3 If any notice from the relevant government department related to the booth or the summons served by the court is received, it shall be notified or transmitted to Party A in writing within 48 hours.

Article 18 Notification and Delivery

18.1 Any documents, notices and other communications sent by the parties to this contract in relation to this contract must be in writing and delivered to the following address or other addresses notified in writing by the parties.

Party A: Shenzhen International Consumer Electronics Exhibition and Trading Center Co., Ltd.

Address: Floor 10-11, Loft D, Shenye Shangcheng, at the junction of Huanggang Road and Sungang West Road, Futian District, Shenzhen

18.2 Any documents, notices, financial documents or other communications, if sent by mail, should be sent by China Post Express EMS, and the third working day after being sent will be deemed to have been delivered (whether signed or not) , The registered delivery receipt issued by the post office will be used as a valid proof; if it is sent by fax, it will be regarded as delivered when it is sent, and the fax report received by the other party’s fax machine will be used as a valid proof; if it is delivered by a person , It is deemed to have been delivered when the other party signs the receipt (the signing of the party B’s store staff is regarded as a valid signing by Party B), and the receipt will be used as a valid proof.

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Article 19 Other Notes

19.1 Party A reserves the right to name CEEC. After giving Party B at least one month’s notice, Party A has the right to change the name of CEEC without any compensation to Party B.

19.2 After Party A and Party B sign this contract, Party A has the right to explain the fact that Party B has leased the CEEC booth in the external publicity, and has the right to use Party B’s name, trade name, trademark, logo and the brand used by Party B for publicity. The two parties formed a lease contract relationship based on this contract, and did not produce any other relationships such as agency, joint venture or partnership, and Party A shall not bear any responsibility for the actual operating status of Party B.

19.3 Party B must rent the booths in accordance with the insurance type required by Party A within the lease period.

This kind of risk purchases insurance from the insurance company approved and recognized by Party A, and lists Party A and the property management party designated by Party A as the insured in the insurance policy.

19.3.1 Party B undertakes that when Party A makes a request, Party B shall present to Party A’s insurance policies of the insurance and the certificate issued by Insurance Company indicating that the insurance policies have been fully paid and are valid in all aspects.

When Party A asks to adjust the sum assured, Party B shall adjust it unconditionally according to Party A’s requirements.

19.3.2 Party B shall not make (or allow others to make) any action that will render the project or any part of the fire or other insurance (including third party insurance) invalid. Party A shall also not commit (or allow others to do) any actions that would increase the premium of such insurance.

19.3.3 The insurance is invalid or partially invalid due to any action made by Party B (or allowed to be done by others), or it becomes the reason for the insurance company to refuse to settle the claim, or the premium is increased, and all the resulting liabilities and losses are caused by Party B undertakes. Due to Party B’s actions (or allowing others to do so), Party A’s premium increases or Party B’s breach of contract causes the lessor to re-sign the insurance policy, and Party B shall reimburse it in full in accordance with Party A’s request.

19.3.4 With regard to the protection of all the obligations of the tenant under this Article and the protection of third-party insurance for property or personal injury caused by any accidents that occur in the leased booth, Party B shall independently submit to the insurance tenure approved and recognized by Party A. Purchase and maintain insurance that satisfies the lessor, or (if Party A agrees), Party B will purchase the insurance in Party B’s own name (provided that Party B bears the cost).

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19.4 During the lease period, Party A has the right to temporarily close the public area (including the plaza) and public facilities of the building where the booth is located, and part of it (after the notice of Party B’s normal operation, without affecting the normal operation of Party B, due to reasonable changes and repairs) (Including but not limited to walkways, portals, windows, electric assembly, cables and wires, water passages, elevators, escalators, fire protection, security equipment, air-conditioning equipment), change the overall structure, layout and arrangement of the common area of  the building where the booth is located.

19.5 Party A has the right to install advertisements and obtain benefits in the interior and exterior and outdoor space of the building body where the booth is located, but such installation shall not affect the normal business activities of Party B.

19.6 Party A has the right to use and obtain income from the atrium, roof, garage, plaza and communication network of the building where the booth is located.

19.7 The taxes and fees related to this contract will be borne by Party A and Party B in accordance with the relevant provisions of relevant laws and regulations.

19.8 Except as provided by law or negotiated by Taiwan and Party A, Party B shall withhold and pay Party A. Party B shall pay all government taxes and fees arising from leasing and operating booths to the relevant government departments.

19.9 If any dispute arises during the performance of this contract, the parties shall resolve it through negotiation. If the negotiation fails, any dispute arising from or related to this contract shall be entitled to arbitration by the South China International Economic and Trade Arbitration Commission.

19.10 The conclusion, validity, interpretation, performance and settlement of disputes of this contract shall be governed by the laws of the People’s Republic of China.

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19.11 This contract and the “Shenzhen Housing Lease Contract” signed by both parties have become an integral part of the rental contract of both parties. If the “Shenzhen Housing Lease Contract” is inconsistent with this contract, this contract shall prevail. After the signing of this contract, all previous gimmicks and written agreements (including the letter of intent for lease) of A and B related to the matters contained in this contract shall be void.

19.12 If any party of Party A and Party B terminates or terminates this contract in accordance with the relevant provisions of laws and regulations or this contract, the various rights and obligations between the other parties in accordance with this contract will be correspondingly cancelled and terminated; after this contract is terminated and terminated, the rights and obligations between the parties shall be implemented in accordance with the relevant provisions of this contract. If this contract is cancelled or terminated, the “Shenzhen Housing Lease Contract” signed by both parties A and B will also be cancelled and terminated at the same time. At that time, both parties are obliged to cancel the filing of the “Shenzhen Housing Lease Contract” with the Shenzhen Municipal Authority.

19.13 The contents listed in the annex of this contract are the additions, amendments, explanations and explanations made by the parties to the relevant clauses of this contract, which are confirmed and agreed by the parties to this contract, and are also part of this contract.

19.14 This contract shall be effective from the date when the legal or authorized representatives of each party sign and affix their respective official seals.

19.15 Party A is responsible for going through the contract registration procedures with the government leasing management department, and Party B shall provide necessary assistance.

19.16 Both parties agreed to the following agreement: All the rights of Party A involved in this contract shall be exercised by Party A, and all the obligations and responsibilities of Party A involved in this contract shall be performed and assumed by Party A.

19.17 Party A may change the management and property management parties of CEEC. The rights and obligations and responsibilities of Party A under this contract shall be borne by the changed management and property management parties. The written notice of Party A’s change of management and property management will be effective as soon as it is delivered to Party B. Party B has no objection to this agreement.

19.18 This contract is in four originals, Party A holds two copies, and Party B has two copies, each of which has the same legal effect.

19.19 The title of this contract clause is for easy reference only and shall not be used to interpret the contract clause.

19.20 The terms of this contract have been reached through equal consultation and negotiation between the two parties. They do not constitute a formal clause of any party, nor are there any fraud, coercion, major misunderstandings and other untrue expressions. Each party has its own rights in this contract. The obligations have been fully understood, and neither party can claim the contract to be invalid, partially invalid, or request changes or withdrawal of the contract for the aforementioned reasons.

19.21 This contract is written in Chinese. If other words do not match the Chinese text, the Chinese text shall prevail

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China International Consumer Electronics Exhibition and Trade

Center booth lease contract Supplemental Agreement

The parties to this “China International Consumer Electronics Show Trade Center Booth Leasing Contract Supplementary Agreement” (hereinafter referred to as “this Agreement”) are as follows:

Lessor: Shenzhen International Consumer Electronics Exhibition and Trading Center Co., Ltd. (hereinafter referred to as “Party A”)

Address: Floor 10-11, LoftD District, Shenye Shangcheng, at the junction of Huanggang Road and Sungang West Road, Futian District, Shenzhen

Postal code: 518000

Legal representative: Zhang Jian

phone:

fax:

Lessee: Shenzhen Yeller Audio & Video Technology Co., LTD (hereinafter referred to as “Party B”)

Business license number / ID number:

address:

mailing address:

Postal code:

Legal representative:

phone:

fax:

In order to better promote the development of China Consumer Electronics Exhibition and Trading Center, Party A and Party B have signed the “China International Consumer Electronics Exhibition and Trading Center Booth Rental Contract” with the number CEECZW2017-8-031-60”) On the basis of this agreement.

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1. Changes to the main contract

1. In view of the fact that Party B does not enjoy the “free booth decoration period”, both parties further determine that the “lease date” agreed in Article 1.8 of the main contract is the “opening day” of the China International Consumer Electronics Exhibition and Trading Center, but if it appears If Party A’s unilateral reasons lead to the delivery of the booth to Party B later than the opening day of China International Consumer Electronics Exhibition and Trading Center, the “lease date” is postponed to the date of booth delivery.

The above-mentioned “opening day” is the date when the nail company announced the opening of the China International Consumer Electronics Exhibition and Trading Center. At that time, Party A will send a written notice to Party B and record the date.

2. On the opening day of Party A, the area open for consumers to experience should not be less than 60% of the rented area of Party B, and at the same time guarantee 8B-01, 8B-02, 8C-01, 8C-02, 8C-03 And the location of the coffee bar has the conditions to be open to consumers. In this case, Party A began to collect booth rent from Party B from January 1, 2018, otherwise, it will be executed according to the main contract.

2. Decoration subsidies

1. Party A undertakes to provide Party B with a decoration subsidy with an upper limit of RMB 5000 per square meter based on the practical area after Party B’s decoration is completed and officially opened for operation. The specific calculation is: Party B provides decoration invoices and other materials (subject to the written requirements of the hand) to Party A for review. If the actual decoration cost of Party B exceeds RMB 5,000 per square meter based on the practical area, RMB 5000 RMB / square meter × practical area is calculated to give decoration subsidy; if the actual amount of decoration paid by Party B is less than RMB 5,000 per square meter, then Party B will be given a decoration subsidy based on the amount of decoration actually incurred and paid by Party B.

2. Time for issuance of decoration subsidies: Party B shall provide relevant information and related invoices for decoration subsidies as required by Party A after the decoration is completed. After the verification of Party A, the 50% of the decoration subsidy calculated in accordance with this agreement shall be paid to Party B within six months; within one year after Party B’s official opening and operation, the calculated decoration subsidy shall be added in accordance with this agreement. 50% is paid to Party B.

3. Party B hires the decoration company independently, and independently assumes responsibility for this.

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4. If the main contract is cancelled in advance due to the reasons of Party B, in addition to the corresponding responsibilities stipulated in the main contract, Party B shall also refund the corresponding decoration subsidies:

Refundable decoration subsidy = The decoration subsidy already paid by Party A multiplied by (5 years multiplied by the lease period already performed) / 5

3. Supplementary Provisions

1. If the agreement in this agreement is only inconsistent with the main contract and the previous supplementary agreement, the agreement shall prevail. If the agreement does not stipulate, the main contract and the previous supplementary agreement (such as Yes) Enforced.

2. Unless otherwise specified, the terms under this agreement have the same meanings as those under the main contract.

3. The original of this agreement is in one copy, effective from the date of signing by both parties. Party A holds two copies and Party B holds two copies, each of which has the same legal effect.

(No text below)

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